Inventories	12 Months Ended
Dec. 31, 2011
Inventories

Note 4—Inventories

Inventories at December 31 were:

	Millions of Dollars
	2011	2010
Crude oil and petroleum products	$3,633	4,254
Materials, supplies and other	998	943

	$4,631	5,197

Inventories valued on the LIFO basis totaled $3,387 million and $4,051 million at December 31, 2011 and 2010, respectively. The estimated excess of current replacement cost over LIFO cost of inventories amounted to approximately $8,400 million and $6,800 million at December 31, 2011 and 2010, respectively. In 2011, a liquidation of LIFO inventory values increased net income attributable to ConocoPhillips $160 million, of which $155 million was attributable to the discontinued R&M segment.